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                    SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549



                                 FORM 8-K


                              CURRENT REPORT


                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 22, 1994


                   POLICY MANAGEMENT SYSTEMS CORPORATION

            (Exact name of registrant as specified in Charter)


     South Carolina                    0-10175           57-0723125

(State or other jurisdiction         (Commission      (IRS Employer
   of incorporation)                 File Number)     Identification No.)




One PMS Center (P.O. Box Ten)
Blythewood, S.C. (Columbia, S.C.)           29016 (29202)
(Address of principle executive              (Zip Code)
  offices)


Registrant's telephone number, including area code (803) 735-4000

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Item 5.  Other Events


     On February 22, 1994, Policy Management Systems Corporation (the "Company") issued a press release reporting its results of operations for the six months ended June 30, 1993. A copy of the press release is attached hereto and incorporated by reference herein.


Item 7.  Exhibits

Exhibit Number                Description

       99                     Press Release dated February 22, 1994





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                   POLICY MANAGEMENT SYSTEMS CORPORATION


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                   POLICY MANAGEMENT SYSTEMS CORPORATION
                               (Registrant)



Date:     February 22, 1994          By:  Timothy V. Williams
                                          Executive Vice President
                                          (Chief Financial Officer)





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